PROSPECTUS SUPPLEMENT                         This Prospectus Supplement, filed
FOR THE PERIOD ENDING                         pursuant to Rule 424(b)(3),
APRIL 30, 2001 TO                             relates to Registration Statement
PROSPECTUS DATED                              33-71504-01 and the Prospectus
NOVEMBER 16, 1993                             dated November 16, 1993




                      SECURITIES AND EXCHANGE COMMISSION
                            450 Fifth Street, N.W.
                           Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 15, 2001



                         DISCOVER CARD MASTER TRUST I
                         ----------------------------
            (Exact name of registrant as specified in its charter)


Delaware                           0-23108                 Not Applicable
--------                           -------                 --------------
(State of                          (Commission             (IRS Employer
organization)                      File Number)            Identification No.)



c/o Discover Bank
12 Read's Way
New Castle, Delaware                          19720
---------------------------------------------------
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (302) 323-7434



                                     n/a
                ----------------------------------------------
                (Former address, if changed since last report)



                                Page 1 of 215
                        Index to Exhibits is on page 9

Item 5.  Other Events

A)      Series 1993-3:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1993-3, which is attached as
Exhibit 20(a) hereto.

B)      Series 1994-2:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1994-2, which is attached as
Exhibit 20(b) hereto.

C)      Series 1995-1:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1995-1, which is attached as
Exhibit 20(c) hereto.

D)      Series 1995-3:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1995-3, which is attached as
Exhibit 20(d) hereto.

E)      Series 1996-2:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1996-2, which is attached as
Exhibit 20(e) hereto.

F)      Series 1996-3:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1996-3, which is attached as
Exhibit 20(f) hereto.

G)      Series 1996-4:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1996-4, which is attached as
Exhibit 20(g) hereto.

H)      Series 1997-1:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1997-1, which is attached as
Exhibit 20(h) hereto.

I)      Series 1997-2:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1997-2, which is attached as
Exhibit 20(i) hereto.

J)      Series 1997-3:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1997-3, which is attached as
Exhibit 20(j) hereto.

K)      Series 1998-3:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1998-3, which is attached as
Exhibit 20(k) hereto.

L)      Series 1998-4:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1998-4, which is attached as
Exhibit 20(l) hereto. May 15, 2001 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on April 16, 2001). Accordingly, Series 1998-4 terminated after the final payment on May 15, 2001 and no further Monthly Certificateholders' Statements will be forwarded to Certificateholders of this Series.

M)      Series 1998-6:
        --------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1998-6, which is attached as
Exhibit 20(m) hereto.

N)      Series 1998-7:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1998-7, which is attached as
Exhibit 20(n) hereto.

O)      Series 1999-1:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1999-1, which is attached as
Exhibit 20(o) hereto.

P)      Series 1999-2:
        -------------
 On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1999-2, which is attached as
Exhibit 20(p) hereto.

Q)      Series 1999-3:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1999-3, which is attached as
Exhibit 20(q) hereto.

R)      Series 1999-4:
        -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1999-4, which is attached as
Exhibit 20(r) hereto.

S)       Series 1999-5:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1999-5, which is attached as
Exhibit 20(s) hereto.

T)       Series 1999-6:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 1999-6, which is attached as
Exhibit 20(t) hereto.

U)       Series 2000-1:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-1, which is attached as
Exhibit 20(u) hereto.

V)       Series 2000-2:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-2, which is attached as
Exhibit 20(v) hereto.

W)       Series 2000-3:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-3, which is attached as
Exhibit 20(w) hereto.

X)       Series 2000-4:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-4, which is attached as
Exhibit 20(x) hereto.

Y)       Series 2000-A:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-A, which is attached as
Exhibit 20(y) hereto.

Z)       Series 2000-5:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-5, which is attached as
Exhibit 20(z) hereto.

AA)      Series 2000-6:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-6, which is attached as
Exhibit 20(aa) hereto.

AB)      Series 2000-7:
         -------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-7, which is attached as
Exhibit 20(ab) hereto.

AC)      Series 2000-8:
         --------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-8, which is attached as
Exhibit 20(ac) hereto.

AD)      Series 2000-9:
         --------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2000-9, which is attached as
Exhibit 20(ad) hereto.

AE)      Series 2001-1:
         --------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2001-1, which is attached as
Exhibit 20(ae) hereto.

AF)      Series 2001-2:
         --------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2001-2, which is attached as
Exhibit 20(af) hereto.

AG)      Series 2001-3:
         --------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2001-3, which is attached as
Exhibit 20(ag) hereto.

AH)      Series 2001-4:
         --------------
On May 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for April 2001 with respect to Series 2001-4, which is attached as
Exhibit 20(ah) hereto.

Item 7. Financial Statements and Exhibits
c)      Exhibits

Exhibit No.           Description
-----------           -----------
20(a)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1993-3.

20(b)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1994-2.

20(c)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1995-1.

20(d)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1995-3.

20(e)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1996-2.

20(f)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1996-3.

20(g)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1996-4.

20(h)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1997-1.

20(i)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1997-2.

20(j)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1997-3.

20(k)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1998-3.

20(l)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1998-4.

20(m)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1998-6.

20(n)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1998-7.

20(o)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1999-1.

20(p)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1999-2.

20(q)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1999-3.

20(r)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1999-4.

20(s)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1999-5.

20(t)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 1999-6.

20(u)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-1.

20(v)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-2.

20(w)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-3.

20(x)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-4.

20(y)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-A.

20(z)                 Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-5.

20(aa)                Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-6.

20(ab)                Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-7.

20(ac)                Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-8.

20(ad)                Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2000-9.

20(ae)                Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2001-1.

20(af)                Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2001-2.

20(ag)                Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2001-3.

20(ah)                Monthly Certificateholders' Statement, related to the month ending
                      April 30, 2001, for Series 2001-4.

                                  SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         DISCOVER CARD MASTER TRUST I
                                  (Registrant)

                         By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust

                         By:  Michael F. Rickert
                              ----------------------------------------
                              Michael F. Rickert
                              Vice President, Chief Accounting Officer,
                              and Treasurer


Date:  May 15, 2001

                                EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1995-1.

20(d)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1995-3.

20(e)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1996-2.

20(f)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1996-3.

20(g)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1996-4.

20(h)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1997-1.

20(i)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1997-2.

20(j)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1997-3.

20(k)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1998-3.

20(l)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1998-4.

20(m)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1998-6.

20(n)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1998-7.

20(o)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1999-1.

20(p)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1999-2.

20(q)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1999-3.

20(r)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1999-4.

20(s)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1999-5.

20(t)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 1999-6.

20(u)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-1.

20(v)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-2.

20(w)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-3.

20(x)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-4.

20(y)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-A.

20(z)                      Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-5.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-6.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-7.

20(ac)                     Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-8.

20(ad)                     Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2000-9.

20(ae)                     Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2001-1.

20(af)                     Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2001-2.

20(ag)                     Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2001-3.

20(ah)                     Monthly Certificateholders' Statement, related to the month ending April 30, 2001, for Series 2001-4.